Dreslin Financial Services
                          Certifed Public Accountants
                          7985 113th Street, Suite 220
                            Seminole, Florida 33772



April 29, 2004

Securities and Exchange Commission
Chief Accountant
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of the Report on Form 8-K of Invicta Group, Inc. for April 29, 2004, and we agree with the statement contain therein insofar as they relate to our firm.


                              Very truly yours,


                              /s/ Dreslin Financial Services
                              ------------------------------
                              Dreslin Financial Services